As filed with the Securities and Exchange Commission on February 15, 2011

File No. 333-102461
File No. 811-21279

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [x]

Pre-Effective Amendment No.  [  ]

Post-Effective Amendment No. 11  [x]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [x]

Amendment No. 12  [x]

THE MERGER FUND VL

(Exact Name of Registrant as Specified in Charter)

100 Summit Lake Drive
Valhalla, New York  10595

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (914) 741-5600

Roy Behren, Co-President Michael T. Shannon, Co-President THE MERGER FUND VL 100 Summit Lake Drive Valhalla, New York 10595	Copy to:	William H. Bohnett Fulbright & Jaworski L.L.P. 666 Fifth Avenue New York, NY 10103

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]	Immediately upon filing pursuant to paragraph (b)	[ ]	On (date) pursuant to paragraph (b)
[x]	60 days after filing pursuant to paragraph (a)(1)	[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)	[ ]	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[  ]           This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Merger Fund VL
100 Summit Lake Drive
Valhalla, New York 10595

(Ticker Symbol MERVX)

April [  ], 2011

PROSPECTUS

Investment Adviser
Westchester Capital Management, LLC

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Shares of the Fund are not offered directly to the general public.  The Fund’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts issued by participating life insurance companies (“Contracts”).  Due to the differences in tax treatment and other considerations, the interests of the various Contract owners may conflict.  The Fund’s Board of Trustees will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict.  The Contracts are described in the separate prospectuses issued by the participating insurance companies, as to which the Fund assumes no responsibility.  This Prospectus should be read in conjunction with the prospectus of the Contracts.  This Prospectus is designed to help you make an informed decision about one of the funds that is available to you.

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i

FUND SUMMARY

Investment Objective:  The Merger Fund VL (the “Fund”) seeks to achieve capital growth by engaging in merger arbitrage.

Fees and Expenses of the Fund:  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  These figures do not reflect any fees or charges imposed by participating life insurance companies under their variable annuity and variable life insurance contracts (“Contracts”).

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	N/A
Redemption Fee (as a percentage of amount redeemed) on shares held less than 30 days	None
Exchange Fee	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and Service (12b-1) Fees	None
Other Expenses	[ ]%
Interest Expense, Borrowing Expense on Securities Sold Short and Dividends on Securities Sold Short	[ ]%
Acquired Fund Fees and Expenses	[ ]%
Total Annual Operating Expenses	[ ]%
Fee Waiver and/or Expense Reimbursement(1)	[ ]%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	[ ]%

(1)
The Adviser has contractually agreed to absorb expenses of the Fund and/or waive fees due to the Adviser in order to ensure that total Fund operating expenses, excluding interest expense and dividends on securities sold short, on an annual basis do not exceed 1.40%.  This contract expires June 30, 2013, but may be annually renewed by mutual agreement thereafter.  The Adviser may recapture some or all of the amounts it waives or absorbs on behalf of the Fund over a period of three years if it is able to do so without causing Fund operating expenses, excluding interest expense and dividends on securities sold short, to exceed the 1.40% cap.  The Adviser does not subsidize acquired fund fees and expenses.

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Example:

This example is intended to help compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example does not include fees and charges that you may be assessed under your separate Contracts.  If these fees and charges were included, your costs would be higher.  This example assumes that:

(1)	you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods,
(2)	your investment has a 5% return each year, and
(3)	all dividends and distributions have been reinvested, and the Fund operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  Shareholders should consult the separate prospectuses issued by the participating life insurance company or their tax advisor for more information regarding their tax consequences.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was [  ]% of the average value of its portfolio.

Principal Investment Strategies:  Under normal market conditions, the Fund invests at least 80% of its total assets principally in the equity securities of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.  Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of such transactions.  The Fund is permitted to hold both long and short positions in foreign securities.  The Fund engages in active trading and may invest a portion of its assets to seek short-term capital appreciation.  Westchester Capital Management, LLC (the “Adviser”) believes that the Fund’s investment results should be less volatile than the returns typically associated with conventional equity investing.

Principal Risks:  You could lose money by investing in the Fund.  The principal risk associated with the Fund’s merger-arbitrage investment strategy is that certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized.

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The Fund is permitted to hold both long and short positions in foreign securities.  Investments in foreign companies involved in pending mergers, takeovers and other corporate reorganizations may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States.  In addition, the dividends and interest payable on certain foreign securities may be subject to foreign withholding taxes.  Also, in conjunction with its investments in foreign securities, the Fund normally attempts to hedge its exposure to foreign currencies.  Such hedging activities involve additional expenses and, in the case of reorganizations that are terminated, the risk of loss when the currency hedge is unwound.

Due to the nature of the Fund’s merger-arbitrage strategy, a substantial percentage of the Fund’s investments may be held for relatively short periods of time.  Shorter holding periods, in turn, result in higher portfolio turnover and increased brokerage commission costs.

Annual Total Return:  The information in the bar chart and table shown below provides some indication of the risks of investing in the Fund but does not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions.  The bar chart shows changes in the Fund’s performance from year to year over a five-year period.  The table following the bar chart shows how the Fund’s average annual returns for 1 year, 5 years and the life of the Fund compared with those of the S&P 500 Index, a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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During the six-year period shown in the above chart, the highest quarterly return was 5.75% (for the quarter ended March 31, 2006) and the lowest quarterly return was (3.48)% (for the quarter ended December 31, 2007).  The above chart does not reflect fees and expenses incurred under Contracts; if they were reflected, the returns in this chart would be lower.

	Past 1 Year	Past 5 Years	Life of Fund
Return Before Taxes	[ ]%	[ ]%	[ ]%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%	[ ]%

Investment Adviser:  Westchester Capital Management, LLC.

Portfolio Managers:  Mr. Roy Behren has served as a portfolio manager of the Fund since January 2007.  Mr. Behren is Co-Manager and Co-President of the Adviser and Co-President and Treasurer of the Fund.  Mr. Michael T. Shannon has served as a portfolio manager of the Fund since January 2007.  Mr. Shannon is Co-Manager and Co-President of the Adviser and Co-President and a Trustee of the Fund.

Purchase and Sale of Fund Shares:  Currently, shares of the Fund are not sold to the general public.  Fund shares are offered for purchase by separate accounts to serve as an investment medium for Contracts issued by participating insurance companies.  Investors in the Contracts should consult their Contract prospectus for additional information.  The price at which a purchase or redemption is effected is based on the next calculation of net asset value (NAV) after an order for purchase or redemption is received by the Fund.  The Fund may suspend redemptions, if permitted by the Investment Company Act of 1940 (the “1940 Act”), for any period during which the New York Stock Exchange (“NYSE”) is closed or during which trading is restricted by the Securities and Exchange Commission (“SEC”) or during which the SEC declares that an emergency exists.  Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders.  All purchases received before 4:00 p.m. (Eastern Time) will be processed on that same day.  Purchases received after 4:00 p.m. will receive the next business day’s NAV per share.  The redemption price may be more or less than the shareholder’s cost.

Tax Information:  The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”).  By so qualifying, the Fund will generally not be subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to Contracts at least annually.  In addition, the Fund does not expect to be subject to federal excise taxes with respect to undistributed income.  Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable life insurance and variable annuity contracts.  If the Fund fails to meet such diversification requirements, income with respect to Contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Contracts and income for prior periods with respect to such Contracts also could be taxable, most likely in the year of the failure to achieve the required diversification.  Because the shareholders of the Fund are the Contracts, Code provisions applicable to Contracts apply.  For more information concerning the federal income tax consequences to the owners of Contracts, see the separate prospectus for such Contracts and consult a tax advisor.

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Payments to Broker Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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PRINCIPAL INVESTMENT OBJECTIVES AND POLICIES

The Fund’s investment objective of achieving capital growth by engaging in merger arbitrage is a fundamental policy, which may not be changed without shareholder approval.  Except as otherwise stated, the Fund’s other investment policies are not fundamental and may be changed without obtaining approval by the Fund’s shareholders.  While the Fund makes every effort to achieve its objective, there is no guarantee that the Fund will do so.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets principally in the equity securities of companies which are involved in publicly announced mergers, takeovers and other corporate reorganizations (“merger-arbitrage investments”).  The Fund will not change this policy without providing shareholders with 60 days’ advance written notice.  Depending upon the level of merger activity and other economic and market conditions, the Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities; negotiable bank certificates of deposit; prime commercial paper; and repurchase agreements with respect to the above securities.  The Fund may also invest in various types of corporate debt obligations as part of its merger-arbitrage strategy or otherwise.  See “Investment Objectives and Policies” in the Statement of Additional Information.

Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other types of corporate reorganizations.  Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition.

The Adviser believes the Fund’s investment results should be less volatile than the returns typically associated with conventional equity investing.  While some periods will be more conducive to a merger-arbitrage strategy than others, a systematic, disciplined arbitrage program may produce attractive rates of return, even in flat or down markets.

In making investments for the Fund, the Adviser is guided by the following general principles:

(1)
Securities are purchased only after a reorganization is announced or when one or more publicly disclosed events point toward the likelihood of some type of reorganization within a reasonable period of time;

(2)
Before an initial position is established, a preliminary analysis is made of the proposed transaction to determine the probability and timing of a successful completion.  A more detailed review then takes place before the position is enlarged;

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(3)
In deciding whether or to what extent to invest in any given reorganization, the Adviser places particular emphasis on the credibility, strategic motivation and financial resources of the participants, and the liquidity of the securities involved in the transaction;

(4)	The risk-reward characteristics of each arbitrage position are assessed on an ongoing basis, and the Fund’s holdings may be adjusted accordingly;
(5)
The Adviser attempts to invest in as many attractive reorganizations as can be effectively monitored in order to minimize the impact on the Fund of losses resulting from the termination of any given proposed transaction; and

(6)
The Adviser may invest the Fund’s assets in both negotiated, or “friendly,” reorganizations and non-negotiated, or “hostile,” takeover attempts, but in either case the Adviser’s primary consideration is the likelihood that a transaction will be successfully completed.

The Fund may employ various hedging techniques, such as short selling and the purchase and sale of put and call options.  The Adviser believes that, when used for hedging purposes, short sales and option transactions should be viewed less as speculative strategies than as techniques to help protect the assets of the Fund against unfavorable market conditions that might otherwise adversely affect certain of its investments.  Nonetheless, a substantial percentage of the investments made by the Fund may not lend themselves to hedging strategies and, even when available, such strategies may not be successful.  See Short Sale Risks and Put and Call Options Risks.

•
Short Selling:  The Fund may sell securities short, primarily as a hedging technique, in conjunction with one or more of its arbitrage strategies.  For example, when the terms of a proposed acquisition call for the exchange of stock, the shares of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s shares may be sold short.  The Fund will make these short sales with the intention of later closing out (“covering”) the short position with the shares of the acquiring company received when the acquisition is consummated.  The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s shares prior to the acquisition’s completion.  At all times when the Fund does not own securities which are sold short, the Fund will maintain collateral consisting of cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

•
Put and Call Options:  As part of its merger-arbitrage strategy, the Fund may engage in various transactions involving put and call options.  For hedging purposes, for example, the Fund may purchase put options or sell (“write”) call options.  A put option is a short-term contract which gives the purchaser of the option, in return for a premium paid, the right to sell the underlying security at a specified price upon exercise of the option at any time prior to the expiration of the option.  The market price of a put option will normally vary inversely with the market price of the underlying security.  Consequently, by purchasing put options on securities which the Fund holds or has the prospective right to receive, it may be possible for the Fund to partially offset any decline in the market value of these securities.  A call option is a short-term contract entitling the purchaser, in return for a premium paid, the right to buy the underlying security at a specified price upon exercise of the option at any time prior to its expiration.  The market price of a call option will, in most instances, move in conjunction with the price of the underlying security.  The premiums received by the Fund from the sale of call options may be used by the Fund to reduce the risks associated with individual investments and to increase total investment return.

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•
Leverage Through Borrowing:  The Fund may borrow from banks to increase its portfolio holdings of securities on a secured or unsecured basis at fixed or variable interest rates.  When borrowing money, the Fund must follow specific guidelines under the 1940 Act, which allow the Fund to borrow an amount equal to as much as 33⅓% of the value of its gross assets.  The Fund also may borrow money for temporary or emergency purposes, but these borrowings, together with all other borrowings, may not exceed 33⅓% of the value of the Fund’s gross assets at the time the loan is made.

•
Temporary Defensive Positions and Cash Investments:  The Fund may from time to time invest a significant portion of its assets in cash or cash equivalents.  The Fund may not achieve its investment objective during those periods when it engages in such a defensive strategy.

•
Investments in Foreign Securities:  The Fund is permitted to hold both long and short positions in foreign securities.  Investments in foreign companies involved in pending mergers, takeovers and other corporate reorganizations may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States.  In addition, the dividends and interest payable on certain foreign securities may be subject to foreign withholding taxes.  Also, in conjunction with its investments in foreign securities, the Fund normally attempts to hedge its exposure to foreign currencies.  Such hedging activities involve additional expenses and, in the case of reorganizations that are terminated, the risk of loss when the currency hedge is unwound.

•
Portfolio Holdings:  The Fund generally makes available on a website by the 18th of the month following the end of each quarter its ten largest equity holdings as of the end of the most recent calendar quarter, and the percentage of the Fund’s total assets that each of these holdings represents, at www.mergerfund.com/vl.html.  This information remains available until the next quarterly fact sheet is posted on the website.  A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  The Annual and Semi-Annual Reports are available by contacting The Merger Fund VL c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 343-8959.

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RISK FACTORS

The Fund’s investment strategy involves investment techniques and securities holdings that entail risks, in some cases different from the risks ordinarily associated with investments in equity securities.

Principal Risk Factors

•
Merger Arbitrage Risk: The principal risk associated with the Fund’s merger-arbitrage investments is that certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may lose money.  If a transaction takes a longer time to close than the Adviser originally anticipated, the Fund may realize a lower-than-expected rate of return.

•
Foreign Securities Risk: The Fund is permitted to hold both long and short positions in foreign securities.  Investments in foreign companies involved in pending mergers, takeovers and other corporate reorganizations may entail political, cultural, regulatory, legal and tax risks different from those associated with comparable transactions in the United States.  In addition, the dividends and interest payable on certain foreign securities may be subject to foreign withholding taxes.  Also, in conjunction with its investments in foreign securities, the Fund normally attempts to hedge its exposure to foreign currencies.  Such hedging activities involve additional expenses and, in the case of reorganizations that are terminated, the risk of loss when the currency hedge is unwound.  See “Investment Objectives and Policies” in the Statement of Additional Information.

•
Portfolio Turnover Risk: Due to the nature of the Fund’s merger-arbitrage strategy, a substantial percentage of the Fund’s investments may be held for relatively short periods of time.  Shorter holding periods, in turn, result in higher portfolio turnover and increased brokerage commission costs.

Other Risk Factors

•
Non-Diversification Risk:  Because the Fund’s assets are invested in a smaller number of companies, there is a somewhat greater risk associated with investment in the Fund than there would be if investing in a diversified investment company, as defined in the 1940 Act.  Non-diversification makes the value of the Fund’s shares more susceptible to adverse developments affecting any single position and the greater losses that may result.

•
Short Sale Risk:  Although the Fund engages in short selling primarily to hedge against the market-related risks associated with certain of its merger-arbitrage investments, it is possible that, under certain circumstances, such short sales may result in increased losses to the Fund.  For example, if a proposed stock-for-stock acquisition in which the Fund holds a hedged investment position is terminated, the Fund will be required to cover its short position in the acquiring company’s shares by purchasing the shares in the open market, and the prices paid by the Fund may be above the prices realized when the shares were sold short.

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•
Put and Call Options Risk:  Option transactions involve special risks.  Because option premiums are influenced by market conditions and developments affecting the underlying security, the price movements of the option and the security may be less closely correlated than expected, in which case it may not be possible for the Fund to close out an option position prior to expiration at a favorable price.  The lack of a liquid secondary market may also make it difficult to effect closing option transactions.  In addition, the option activities of the Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

•
Borrowing Risk:  The Fund’s borrowing activities will exaggerate any increase or decrease in the net asset value of the Fund.  In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment profits.  Unless profits on securities acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

•
Corporate Debt Obligations Risk:  Although generally not as risky as equity securities of the same issuer, debt securities may fluctuate in value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and the issuer’s operating results, balance sheet and credit ratings.  The market value of convertible debt securities will also be affected to a greater or lesser degree by changes in the price of the underlying equity securities, and the Fund may attempt to hedge certain of its investments in convertible debt securities by selling short the issuer’s common stock.  The market value of debt securities issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover.  Accordingly, the principal risk associated with investing in these debt securities is the possibility that the transaction may not be completed.

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INVESTMENT ADVISER

Westchester Capital Management, LLC (the “Adviser”), 100 Summit Lake Drive, Valhalla, New York 10595, a registered investment adviser since 2010, has been the Fund’s investment adviser since 2011.  On October 12, 2010, Westchester Capital Management, Inc. (“Westchester”), the Fund’s previous investment adviser, entered into an agreement to transfer substantially all of its business and assets to the Adviser (the “Transaction”).  Under the 1940 Act, the closing of the Transaction caused the Fund’s investment advisory agreement with Westchester to terminate.  The investment advisory agreement with the Adviser was approved by the Board of Trustees on September 25, 2010 and by the Fund’s shareholders at a special meeting held on November 24, 2010.  The closing of the Transaction occurred on December 31, 2010.

The Adviser and its affiliate also manage merger-arbitrage programs for other institutional investors, including The Merger Fund, a registered open-end investment company; offshore funds; and private limited partnerships.  Subject to the authority of the Fund’s Board of Trustees, the Adviser is responsible for the overall management of the Fund’s business affairs.  The management fee charged to the Fund by the Adviser is higher than those typically paid by other mutual funds.  This higher fee is attributable in part to the higher expense incurred by the Adviser and the specialized skills required to manage a portfolio of merger-arbitrage investments.  Westchester was entitled to receive from the Fund an advisory fee of 1.25% of the Fund’s average daily net assets.  Westchester waived this fee for the most recent fiscal year pursuant to an Amended and Restated Expense Waiver and Reimbursement Agreement.  The Adviser will be entitled to receive from the Fund an advisory fee of 1.25% of the Fund’s average daily net assets.  The Adviser has entered into an Expense Waiver and Reimbursement Agreement described below.  The Adviser and/or the Fund may pay a fee to various investment professionals for shareholder services.  A discussion regarding the basis for the Board of Trustees approving the investment advisory contract is available in the Fund’s annual report to shareholders.

Mr. Roy Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Behren has served as Co-President of the Adviser since 2011 and also serves as Co-President and Treasurer of the Fund.  Mr. Behren served as a research analyst for Westchester from 1994 until 2010 and as Westchester’s Chief Compliance Officer from 2004 until 2010, and has served as a portfolio manager for the Fund since January 2007.  Mr. Behren also served as Chief Compliance Officer of the Fund from 2004 to June 2010.

Mr. Shannon has served as Co-President of the Adviser since 2011 and also serves as Co-President and a Trustee of the Fund.  Mr. Shannon served as Westchester’s Director of Research from May 1996 until April 2005.  From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co.  Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist and has served as a portfolio manager for the Fund since January 2007.

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The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

Investment Advisory Fee and Other Expenses.  For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily net assets.  The Adviser has signed an Expense Waiver and Reimbursement Agreement, which contractually requires the Adviser to either waive fees due to it or subsidize various operating expenses of the Fund so that the total annual Fund operating expenses do not exceed 1.40%, excluding interest expense and dividends on securities sold short, of the average daily net assets of the Fund.  The Agreement expires on June 30, 2013, but may be renewed annually by mutual agreement.  The Agreement permits the Adviser to recapture any waivers or subsidies it makes only if the amounts can be recaptured within three years without causing the Fund’s total annual operating expenses, excluding interest expense and dividends on securities sold short, to exceed the applicable cap.  The Adviser does not subsidize acquired fund fees and expenses, which are fees and expenses incurred by the Fund in connection with its investment in other investment companies.

DISTRIBUTION, PURCHASE AND REDEMPTION PRICE

Currently, shares of the Fund are not sold to the general public.  Fund shares are offered for purchase by separate accounts to serve as an investment medium for Contracts issued by participating insurance companies. Purchase and redemption orders are placed only by participating insurance companies. The participating insurance companies that issued the Contracts are responsible for investing in the Fund according to the investment options chosen by the investors in the Contracts.  Investors in the Contracts should consult their Contract prospectus for additional information.

The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order for purchase or redemption is received by the Fund.  All purchases received before 4:00 p.m. (Eastern Time) will be processed on that same day.  Purchases received after 4:00 p.m. will receive the next business day’s net asset value per share.  The redemption price may be more or less than the shareholder’s cost.

All redemption requests will be processed and payment with respect thereto normally will be made within seven days after receipt by the Fund.  The Fund may suspend redemptions, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or during which the SEC declares that an emergency exists.  Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders.

The Board of Trustees has adopted policies and procedures applicable to the separate accounts with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund discourages, and does not accommodate, frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund restricts or rejects such trading or takes other action if, in the judgment of the Adviser or the Fund’s transfer agent, such trading may interfere with the efficient management of the Fund’s portfolio, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders.  While the Fund (directly and with the assistance of its service providers) identifies and restricts frequent trading, there is no guarantee that the Fund will be able to detect frequent purchases and redemptions or the participants engaged in such activity, or, if it is detected, to prevent its recurrence.  The Fund’s policies and procedures are separate from, and in addition to, any policies and procedures applicable to Contract transactions.

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The Board recognizes that the Fund must rely on the insurance company to both monitor frequent purchases and redemptions and attempt to prevent it through its own policies and procedures with respect to the Contracts.  The Fund receives purchase and sale orders through financial intermediaries and cannot always detect frequent trading that may be facilitated by the use of such intermediaries or by the use of group or omnibus accounts maintained by those intermediaries.  Purchase and redemption transactions submitted to the Fund by insurance company separate accounts reflect the transactions of multiple variable product owners whose individual transactions are not disclosed to the Fund.  In situations in which the Fund becomes aware of possible market timing activity, it will notify the insurance company separate account in order to help facilitate the enforcement of its market timing policies and procedures.  These policies will be applied uniformly to all insurance companies.  However, there is no assurance that the insurance company will investigate or stop any activity that proves to be inappropriate.  There is a risk that the Fund’s and insurance company’s policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading.  Whether or not the Fund or the insurance company detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above.

NET ASSET VALUE

The net asset value per share of the Fund will be determined on each day when the NYSE is open for business at the close of the NYSE and will be computed by determining the aggregate market value of all assets of the Fund less its liabilities, and then dividing by the total number of shares outstanding.  On holidays or other days when the NYSE is closed, the net asset value is not calculated, and the Fund does not transact purchase or redemption requests.  On those days, however, the value of the Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.  From time to time, the Fund may employ fair-value pricing to value securities for which market quotations are not readily available or for which market quotations are believed to be unrepresentative of fair market value.  The determination of net asset value for a particular day is applicable to all requests for the purchase of shares as well as all requests for the redemption of shares received at or before the close of trading on the NYSE on that day.  The NYSE is regularly closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities and options positions for which market quotations are readily available are stated at the Nasdaq Official Closing Price or the last sale price reported by the principal exchange for each such security as of the exchange’s close of business, as applicable.  Securities and options for which no sale has taken place during the day and securities which are not listed on an exchange are valued at the mean of the current closing bid and asked prices.  All other securities and assets for which (a) market quotations are not readily available, (b) market quotations are believed to be unrepresentative of fair market value or (c) valuation is normally made at the last sale price on a foreign exchange and a significant event occurs after the close of that exchange but before the NYSE close, are valued at their fair value as determined in good faith by the Fund’s Adviser acting pursuant to the direction of the Board of Trustees.  Certain assets of the Fund may also be valued on the basis of valuations provided by one or more pricing services approved by or on behalf of the Board of Trustees.

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When fair-value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.  In addition, due to the subjective and variable nature of fair-value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.  The Adviser will include any fair-value pricing of securities in a written report to the Board of Trustees for their consideration and approval on a quarterly basis.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The Fund intends to qualify each year as a “regulated investment company” under the Code.  By so qualifying, the Fund will generally not be subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to Contracts at least annually.  In addition, the Fund does not expect to be subject to federal excise taxes with respect to undistributed income.  Further, the Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable life insurance and variable annuity contracts.  If the Fund fails to meet such diversification requirements, income with respect to Contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Contracts and income for prior periods with respect to such Contracts also could be taxable, most likely in the year of the failure to achieve the required diversification.  Other adverse tax consequences could also ensue.

Because the shareholders of the Fund are the Contracts, Code provisions applicable to Contracts apply.  For more information concerning the federal income tax consequences to the owners of Contracts, see the separate prospectus for such Contracts and consult a tax advisor.

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MIXED AND SHARED FUNDING

The Fund was originally established exclusively for the purpose of providing an investment vehicle for insurance company separate accounts in connection with variable annuity contracts or variable life insurance policies issued by Metropolitan Life Insurance Company of Connecticut (formerly known as The Travelers Insurance Company) or MetLife Life and Annuity Company of Connecticut (formerly known as The Travelers Life and Annuity Company).  However, under an order granted by the SEC on March 8, 2004, the Fund is permitted to engage in “mixed and shared funding” (the “Mixed and Shared Funding Order”).  This allows the Fund to sell shares to other separate accounts funding Contracts and certain other permitted parties (the “Insurance Companies”).  The Fund intends to engage in mixed and shared funding arrangements in the future and in doing so must comply with conditions of the Mixed and Shared Funding Order that are designed to protect investors.  Due to the differences in tax treatment and other considerations, the interests of the various Contract owners may conflict.  The Fund’s Board of Trustees will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict.  Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The total returns in the table do not include fees and charges that you may be assessed under your separate Contracts at either the separate account or Contract level.  If these fees and charges were included, the Fund’s total returns would be lower.  This information has been audited by [_____], whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

	Year Ended December 31,
Per Share Data:	2010			2009	2008		2007	2006
Net Asset Value, beginning of period	$	[ ]		$9.88	$9.96		$11.56	$10.96
Income from investment operations:
Net investment income (loss)		[ ]		(0.35)	(0.13)		0.03	(0.02)
Net realized and unrealized gain on investments		[ ]		1.53	0.50		0.20	1.83
Total from investment operations		[ ]		1.18	0.37		0.23	1.81
Less distributions:		[ ]
Distributions from investment income		[ ]		(0.35)	-		-	-
Distributions from net realized gains		[ ]		(0.01)	(0.45)		(1.83)	(1.21)
Total distributions		[ ]		(0.36)	(0.45)		(1.83)	(1.21)
Net Asset Value, end of year	$	[ ]		$10.70	$9.88		$9.96	$11.56

Total Return		[ ]	%	11.80%	3.79	%(1)	2.11%	16.55%

Supplemental data and ratios:
Net assets, end of year (000’s)	$	[ ]		$9,710	$4,898		$4,484	$3,794
Ratio of operating expenses to average net assets including interest expense, borrowing expense on securities sold short and dividends on securities sold short:
Before expense waiver		[ ]	%	7.82%	7.85%		8.53%	8.06%
After expense waiver		[ ]	%	4.28%	2.98%		4.27%	3.43%
Ratio of operating expenses to average net assets excluding interest expense, borrowing expense on securities sold short and dividends on securities sold short:
Before expense waiver		[ ]	%	4.94%	6.27%		5.66%	6.03%
After expense waiver		[ ]	%	1.40%	1.40%		1.40%	1.40%
Ratio of net investment loss to average net assets:
Before expense waiver		[ ]	%	(5.69)%	(6.28)%		(5.52)%	(5.99)%
After expense waiver		[ ]	%	(2.15)%	(1.41)%		(1.26)%	(1.36)%
Portfolio turnover rate(2)		[ ]	%	373.07%	743.72%		418.22%	555.55%

(1)	The return would have been 3.06% without the expense credit from the service provider.
(2)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding securities sold short). The denominator includes the average long positions throughout the year.

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Further information regarding the Fund’s performance is contained in the Fund’s Annual Report, a copy of which may be obtained without charge.

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ADDITIONAL INFORMATION

Additional information about the Fund is available in the Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus and is available free of charge upon request.  Annual reports and semi-annual reports, which contain additional information about the Fund’s investments, and quarterly performance updates, will also be made available to shareholders.  The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the fiscal year.

The Fund’s annual and semi-annual reports and SAI are available without charge, and other information about the Fund can be requested and shareholder inquiries can be made, by contacting your investment professional or the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or (800) 343-8959.  Correspondence sent by overnight courier should be sent to U.S. Bancorp Fund Services, LLC, Third Floor, 615 East Michigan Street, Milwaukee, WI 53202-5207.  Because Fund shares are only offered through participating insurance companies, the Fund does not make its annual and semi-annual reports and SAI available on a website.

The Fund’s reports and SAI may also be reviewed and copied at the SEC’s Public Reference Room.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  Text-only copies can be obtained from the SEC for a fee by writing to the SEC’s Public Reference Room, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.  Copies also can be obtained for free from the SEC’s website at www.sec.gov.  The Fund does not have an Internet website.

Investment Company Act File No.  811-21279

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The Merger Fund VL
100 Summit Lake Drive
Valhalla, New York 10595

(Ticker Symbol MERVX)

An open-end, non-diversified investment company which seeks capital growth by engaging in merger arbitrage.

STATEMENT OF ADDITIONAL INFORMATION

April [  ], 2011

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of The Merger Fund VL (the “Fund”) dated April [  ], 2011, a copy of which may be obtained without charge by contacting your investment professional or the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or (800) 343-8959.

The Fund’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts issued by participating life insurance companies (“Contracts”).  Due to the differences in tax treatment and other considerations, the interests of the various Contract owners may conflict.  The Fund’s Board of Trustees monitors events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict.  Shares of the Fund are not offered to the general public.  This Statement of Additional Information is designed to help you make an informed decision about one of the funds that is available to you.

The Fund’s financial statements are incorporated by reference into this Statement of Additional Information from the Fund’s Annual Report, a copy of which may be obtained without charge by contacting the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or (800) 343-8959.

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TAX STATUS	B-28
ORGANIZATION AND CAPITALIZATION	B-29
GENERAL	B-29
CONTROL PERSONS AND PRINCIPAL HOLDERS	B-30
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	B-30
COUNSEL	B-30
FINANCIAL STATEMENTS	B-31

INVESTMENT OBJECTIVES AND POLICIES

The Merger Fund VL (the “Fund”) is a no-load, open-end, non-diversified, registered management investment company, organized as a Delaware statutory trust on November 22, 2002, that seeks to achieve capital growth by engaging in merger arbitrage.  The Fund’s investment objective to achieve capital growth by engaging in merger arbitrage is a fundamental policy, which may not be changed without shareholder approval.  Except as otherwise stated, the Fund’s other investment policies are not fundamental and may be changed without obtaining approval by the Fund’s shareholders.  The Fund’s investment adviser is Westchester Capital Management, LLC, 100 Summit Lake Drive, Valhalla, New York  10595 (the “Adviser”).

Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors.  See “Allocation of Portfolio Brokerage” and “Portfolio Turnover.”  Certain investments of the Fund may, under certain circumstances, be subject to rapid and sizable losses, and there are additional risks associated with the Fund’s overall investment strategy, which may be considered speculative.

 Merger Arbitrage.

Under normal circumstances, the Fund invests at least 80% of its total assets principally in the equity securities of companies which are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations.  The Fund will not change this policy without providing shareholders with 60 days’ advance written notice.

Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger-arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to the expected value of such shares upon completion of the acquisition.  The size of the discount, or “spread”, and whether the potential reward justifies the potential risk, are functions of numerous factors affecting the riskiness and timing of the acquisition.  Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.

Because the expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated, Fund assets will not be committed unless the proposed acquisition or other reorganization plan appears to the Adviser to have a substantial probability of success.  The expected timing of each transaction is also important since the length of time that the Fund’s capital must be committed to any given reorganization will affect the rate of return realized by the Fund, and delays can substantially reduce such returns.  See “Portfolio Turnover.”

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 Investments in Corporate Debt Obligations.

As part of its merger-arbitrage strategy, the Fund may invest in corporate bonds and other evidences of indebtedness (“Debt Securities”) issued by companies involved in publicly announced mergers, takeovers and other corporate reorganizations, including reorganizations undertaken pursuant to Chapter 11 of the U.S. Bankruptcy Code.  The Fund may also invest in other Debt Securities, subject only to the requirement that, under normal market conditions, at least 80% of the Fund’s assets will be invested in merger-arbitrage situations.  Some or all of these Debt Securities may carry non-investment-grade credit ratings.

Although generally not as risky as the equity securities of the same issuer, Debt Securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and the issuer’s operating results, balance sheet and credit ratings.  The market value of convertible Debt Securities will also be affected to a greater or lesser degree by changes in the price of the underlying equity securities, and the Fund may attempt to hedge certain of its investments in convertible Debt Securities by selling short the issuer’s common stock.  The market value of Debt Securities issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the Debt Securities are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover.  Accordingly, the principal risk associated with investing in these Debt Securities is the possibility that the transaction may not be completed.

 Over-the-Counter Option Transactions.

As part of its merger-arbitrage strategy, the Fund may engage in transactions involving options and futures contracts which are traded over-the-counter (“OTC contracts”).  OTC contracts differ from exchange-traded contracts in important respects.  OTC contracts are transacted directly with broker-dealers, and the performance of these contracts is not guaranteed by the Options Clearing Corporation.  Also, OTC contract pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

Because OTC contracts are transacted directly with broker-dealers, there is a risk of non-performance by the broker-dealer as a result of the insolvency of such broker-dealer or otherwise, in which case the Fund may experience a loss.  An OTC contract may only be terminated voluntarily by entering into a closing transaction with the broker-dealer with whom the Fund originally dealt.  Any such cancellation, if agreed to, may require the Fund to pay a premium to that broker-dealer. It is the Fund’s intention to enter into OTC contracts only with broker-dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a broker-dealer will voluntarily agree to terminate the transaction.  There is also no assurance that the Fund will be able to liquidate an OTC contract at any time prior to expiration.

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 Uncovered Option Transactions.

As one of its hedging strategies, the Fund may sell uncovered, or “naked,” options.  When the Fund sells an uncovered call option, it does not simultaneously have a long position in the underlying security.  When the Fund sells an uncovered put option, it does not simultaneously have a short position in the underlying security.  The Fund typically sells uncovered call options as an alternative to selling short the acquirer’s shares in a stock-for-stock merger.  The Fund typically sells uncovered put options as an alternative to selling covered call options, a functionally equivalent strategy where the risk exposure is virtually the same.  For a discussion of the risks associated with covered call options, please see “Investment Risks” in the Fund’s Prospectus.

The risks associated with selling uncovered call options for hedging purposes are similar to those associated with selling short the acquirer’s securities in a stock-for-stock merger, including the possibility that should the merger fail to be completed, the Fund may be required to purchase the underlying security in the open market at a price substantially above the strike price of the option.  For a discussion of the risks associated with short sales, please see “Investment Risks” in the Fund’s Prospectus.

 Equity Swap Contracts.

The Fund may enter into both long and short equity swap contracts with qualified broker-dealer counterparties.  A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract.  A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract.

The Fund may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position.  This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract.  The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs.  This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss.  The Fund will realize gain or loss upon termination or reset of the contract.  Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract.  The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk.  The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts.  Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities.

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 Credit Default Swap Contracts.

The Fund may enter into credit default swap contracts with qualified broker-dealer counterparties.  In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a referenced entity, typically corporate issues, on its obligation.  The Fund may use the swaps as part of a merger arbitrage strategy involving pending corporate reorganizations.  The Fund may purchase credit protection on the referenced entity of the credit default swap.

Swap contracts involve, to varying degrees, elements of market risk and exposure to loss.  The notional amounts reflect the extent of the total investment exposure that the Fund has under the swap contract.  The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying securities and the inability of counterparties to perform.

The Fund bears the risk of loss of the amount expected to be received under a swap contract in the event of default or bankruptcy of the swap contract counterparty.

 Investments in New Issues

The Fund is permitted to invest in U.S. equity securities that are offered in initial public offerings (also referred to as “new issue” securities).  New issue securities have no trading history, and there may be less public information about the companies.  In addition, the prices of new issue securities may be highly volatile or may decline shortly after the initial public offering.  New issues may also be subject to varying patterns of trading volume and may, at times, be difficult to sell.  When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price.

 Investment Restrictions.

The following investment restrictions have been adopted by the Fund as fundamental policies and may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund.  As used in this Statement of Additional Information, the term “majority of the outstanding shares of the Fund” means the vote of the lesser of:  (a) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the Fund’s outstanding shares.

These investment restrictions provide that:

(1)   The Fund may not issue senior securities, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages, or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), and any rule or order thereunder, or Securities and Exchange Commission (“SEC”) staff interpretation thereof.

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(2)   The Fund may not borrow money except that it may borrow: (a) from banks to purchase or carry securities or other investments, (b)  from banks for temporary or emergency purposes, (c) by entering into reverse repurchase agreements, or (d) by entering into equity swap contracts if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed).  Any such borrowings may be secured or unsecured.

(3)   The Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)   The Fund may not purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to the securities of other investment companies, investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or tax-exempt municipal securities.

(5)   The Fund may not purchase or sell real estate or real estate mortgage loans as such, except that the Fund may purchase securities issued by issuers, including real estate investment trusts, which invest in real estate or interests therein.

(6)   The Fund may not purchase or sell commodities or commodity contracts.

(7)   The Fund will not make loans if, as a result, more than 33⅓% of the Fund’s total assets would be loaned to other parties, except that the Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies, (b) enter into repurchase agreements, and (c) lend its securities.

Although the Fund may lend its securities, the Board of Trustees may have to recall such loans to vote proxies if the Adviser has knowledge that an event will occur having a material effect on the Fund’s investment in a loaned security.

When the Fund lends its securities, the Fund bears the risk of loss in the event of a decline in value of the collateral.

With respect to the fundamental policy relating to issuing senior securities set forth in (1) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets.  The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose.  A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.  The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging.  Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased.  Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party.  These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts.  The policy in (1) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

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The following investment restrictions have been adopted by the Fund as non-fundamental policies.  Non-fundamental restrictions may be amended by a majority vote of the Trustees of the Fund.  Under the non-fundamental investment restrictions:

(1)    The Fund will not invest more than 15% of the value of its net assets in illiquid securities and restricted securities.  Restricted securities are those that are subject to legal or contractual restrictions on resale.  Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days.

(2)   The Fund may not purchase securities of other investment companies, except in accordance with the 1940 Act.

Under the 1940 Act, the Fund’s purchase of securities of other investment companies currently is limited to, subject to certain exceptions including investments in money market mutual funds, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate.

Except with respect to the limitations on borrowing, if a particular percentage restriction as set forth above is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

 Portfolio Holdings.

The Adviser and the Fund maintain portfolio-holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund.  These portfolio-holdings disclosure policies have been approved by the Board of Trustees of the Fund.  Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov or by contacting The Merger Fund VL c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (800) 343-8959.

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The Fund generally makes available on a website by the 18th of the month following the end of each quarter its ten largest equity holdings as of the end of the most recent calendar quarter, and the percentage of the Fund’s total assets that each of these holdings represents, at www.mergerfund.com/vl.html.  This information remains available until the next quarterly fact sheet is posted on the website.

From time to time, fund-rating companies such as Morningstar, Inc. may request complete portfolio-holdings information in connection with rating the Fund.  The Fund believes that these third parties have legitimate objectives in requesting such portfolio-holdings information.  To prevent such parties from potentially misusing portfolio-holdings information, the Fund generally only discloses such information as of the end of the most recent calendar quarter, with a lag of at least thirty days.  In addition, the Adviser may grant exceptions to permit additional disclosure of portfolio-holdings information at differing times and with differing lag times to rating agencies, provided that (i) the recipient is subject to a confidentiality agreement, which includes a duty not to purchase or sell Fund shares or Fund portfolio holdings before the portfolio holdings become public, (ii) the recipient will utilize the information to reach certain conclusions about the investment characteristics of the Fund and will not use the information to facilitate or assist in any investment program, and (iii) the recipient will not provide access to this information to third parties, other than the Fund’s service providers who need access to such information in the performance of their contractual duties and responsibilities, and are subject to duties of confidentiality.  Currently, the Fund does not disclose its portfolio holdings to any third party other than its service providers.

In addition, the Fund’s service providers, such as its custodian, fund administrator, fund accountant, legal counsel and transfer agent, who are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law or contract, may receive portfolio-holdings information in connection with their services to the Fund.

The furnishing of non-public portfolio-holdings information to any third party (other than authorized governmental and regulatory personnel) requires the approval of the Adviser.  The Adviser will approve the furnishing of non-public portfolio holdings to a third party only if the furnishing of such information is believed to be in the best interest of the Fund and its shareholders.  No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio-holdings information.  There are currently no ongoing arrangements to make available information about the Fund’s portfolio securities, other than as described above.  The Board receives and reviews annually a list of the persons who receive non-public portfolio-holdings information and the purpose for which it is furnished.

INVESTMENT ADVISER

(See “INVESTMENT ADVISER” in the Fund’s Prospectus)

 Investment Adviser and Advisory Contract.

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 Mr. Roy Behren and Mr. Michael T. Shannon are primarily responsible for the day-to-day management of the Fund’s portfolio.  Each of Messrs. Behren and Shannon is a principal of a limited liability company that controls the Adviser.

Mr. Behren has served as Co-President of the Adviser since 2011 and also serves as Co-President and Treasurer.  Mr. Behren served as a research analyst for Westchester from 1994 until 2010 and as Westchester’s Chief Compliance Officer from 2004 until 2010, and has served as a portfolio manager for the Fund since January 2007.  Mr. Behren also served as Chief Compliance Officer of the Fund from 2004 to June 2010.

Mr. Shannon has served as Co-President of the Adviser since 2011 and also serves as Co-President and a Trustee of the Fund.  Mr. Shannon served as Westchester’s Director of Research from May 1996 until April 2005.  From April 2005 to April 2006, Mr. Shannon was Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co.  Mr. Shannon returned to Westchester in May 2006 as a research analyst and portfolio strategist and has served as a portfolio manager for the Fund since January 2007.

On October 12, 2010, Westchester Capital Management, Inc. (“Westchester”), the Fund’s previous investment adviser, and Frederick W. Green, Westchester’s President and the former President and a former Trustee of the Fund, entered into an agreement to transfer substantially all of its business and assets to the Adviser (the “Transaction”).  Under the 1940 Act, the closing of the Transaction caused the Fund’s investment advisory agreement with Westchester to terminate.  The investment advisory agreement with the Adviser was approved by the Board of Trustees on September 25, 2010 and by the Fund’s shareholders at a special meeting held on November 24, 2010.  The closing of the Transaction occurred on December 31, 2010.

The Fund’s investment advisory contract with the Adviser (the “Advisory Contract”) provides that the Fund pay all of the Fund’s expenses, including, without limitation, (i) the costs incurred in connection with registration and maintenance of its registration under the Securities Act of 1933, as amended, the 1940 Act and state securities laws and regulations, (ii) preparation, printing and mailing of reports, notices and prospectuses to current shareholders, (iii) transfer taxes on the sales of the Fund’s shares and on the sales of portfolio securities, (iv) brokerage commissions, (v) custodial and shareholder transfer charges, (vi) legal, auditing, administration and accounting expenses, (vii) expenses of servicing shareholder accounts, (viii) insurance expenses for fidelity and other coverage, (ix) fees and expenses of Trustees who are not “interested persons” within the meaning of the 1940 Act, and (x) expenses of Trustee and shareholder meetings.  The Fund is also liable for such non-recurring expenses as may arise, including litigation to which the Fund may be a party.  The Fund has an obligation to indemnify each of its officers and Trustees with respect to such litigation but not against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Adviser receives an advisory fee, payable monthly, for the performance of its services at an annual rate of 1.25% of the average daily net assets of the Fund.  The fee accrues daily for the purpose of determining the offering and redemption price of the Fund’s shares.  The Adviser has signed an Amended and Restated Expense Waiver and Reimbursement Agreement, which contractually requires the Adviser to either waive fees due to it or subsidize various operating expenses of the Fund so that the total annual Fund operating expenses do not exceed 1.40% of average daily net assets, excluding dividends on securities sold short and interest expense.  The Agreement expires on June 30, 2013, but may be renewed annually by mutual agreement.  The Agreement permits the Adviser to recapture any waivers or subsidies it makes only if the amounts can be recaptured within three years and without causing the Fund’s total annual operating expenses, excluding dividends on securities sold short and interest expense, to exceed the applicable cap.

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The Advisory Contract will continue in effect from year to year provided such continuance is approved at least annually by (i) a vote of the majority of the Fund’s Trustees who are not parties thereto or “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser, cast in person at a meeting specifically called for the purpose of voting on such approval and by (ii) the majority vote of either all of the Fund’s Trustees or the vote of a majority of the outstanding shares of the Fund.  The Advisory Contract may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Fund’s Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares.  The Advisory Contract shall terminate automatically in the event of its assignment.  A discussion regarding the Board’s basis for approving the Advisory Contract is available in the Semi-Annual Report to Fund shareholders.

Advisory fees with respect to the Fund were $[  ], $77,603 and $58,352 for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively.  However, due to the waiver of fees by Westchester pursuant to the Amended and Restated Expense Waiver and Reimbursement Agreement, Westchester was required to reimburse $[  ], $220,029 and $227,119 to the Fund for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively, resulting in net payments to the Fund by Westchester of $[  ], $142,426 and $168,767 for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, respectively.  The Adviser has entered into an Expense Waiver and Reimbursement Agreement that is the same in all material respects as the former Amended and Restated Expense Waiver and Reimbursement Agreement between the Fund and Westchester.

The Advisory Contract permits the Adviser to seek reimbursement of any reductions made to its management fee and payments made to limit expenses which are the responsibility of the Fund within the three-year period following such reduction, subject to approval by the Board of Trustees and the Fund’s ability to effect such reimbursement and remain in compliance with applicable expense limitations.  Any such management fee or expense reimbursement will be accounted for as a contingent liability of the Fund and is described in the notes to the financial statements of the Fund until such time as it appears that the Fund will be able to and is likely to effect such reimbursement.  At such time as it appears probable that the Fund is able to effect such reimbursement, the amount of reimbursement that the Fund is able to effect will be accrued as an expense of the Fund for that current period.

 Other Service Providers.

The Fund and the Adviser have entered into administrative service agreements with Metropolitan Life Insurance Company of Connecticut (formerly known as The Travelers Insurance Company) and MetLife Life and Annuity Company of Connecticut (formerly known as The Travelers Life and Annuity Company) (“MetLife”), Hartford Life Insurance Company (“Hartford”), Jefferson National Life Insurance Company (“Jefferson”), AGL Life Assurance Company (“AGL”) and New York Life Insurance and Annuity Corporation (“NYLIAC” and collectively with MetLife, Hartford, Jefferson and AGL, the “Insurance Companies”).  Under the terms of the agreements, the Insurance Companies are required to provide various shareholder services to the Fund, including the provision of certain shareholder communications and the facilitation of completing application forms and selecting account options for the benefit of certain owners of variable life insurance contracts and variable annuity contracts issued by the Insurance Companies in connection with such owners’ indirect investment in the Fund.  Payments are made monthly by the Fund at the annual rate of 0.25% to MetLife, 0.40% to Hartford, 0.25% to Jefferson, 0.00% to AGL and 0.25% to NYLIAC of the Fund’s average daily net assets attributable to shares of the Fund beneficially owned by owners of the variable life and variable annuity policies offered through certain separate accounts of the respective Insurance Companies.

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The Fund paid $[  ] in expenses during the fiscal year ended December 31, 2010 under the agreement with MetLife.  The Fund [did not pay any expenses] during the fiscal year ended December 31, 2010 under the agreement with Hartford.  The Fund paid $9,850 in expenses during the fiscal year ended December 31, 2009 under the agreement with MetLife.  The Fund did not pay any expenses during the fiscal year ended December 31, 2009 under the agreement with Hartford.  The Fund paid $7,300 in expenses during the fiscal year ended December 31, 2008 under the agreement with MetLife.  The Fund did not pay any expenses during the fiscal year ended December 31, 2008 under the agreement with Hartford.

MANAGEMENT

 Trustees and Officers.

The management and affairs of the Fund are supervised by the Board of Trustees of the Fund.  The Board consists of four individuals, three of whom are not “interested persons” of the Fund as that term is defined in the 1940 Act (the “non-interested Trustees”).  The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard.  The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.  The current Trustees and officers of the Fund and their ages are listed below with their addresses, present positions with the Fund, term of office and length of time served with the Fund, principal occupations over at least the last five years and other directorships held.

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Non-Interested Trustees
Name, Age and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Michael J. Downey, 67 c/o Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595	Trustee	Indefinite; since inception in 2002	Private investor. Consultant and independent financial adviser since July 1993.	2	Chairman and Director of The Asia Pacific Fund, Inc. Director of AllianceBernstein core mutual fund group
James P. Logan, III, 74 c/o Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595	Trustee	Indefinite; since inception in 2002	Chairman of J.P. Logan & Company. Chairman of Logan- Chace, LLC, an executive search firm.	2	None
Barry Hamerling, 64 c/o Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595	Trustee	Indefinite; since 2007	Managing Partner of Premium Ice Cream of America. Managing Partner of Let-US Creations.	2	Trustee of AXA Premier VIP Trust
Interested Trustee and Officers
Name, Age and Address	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Michael T. Shannon, 44** Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595	Co-President and Trustee	Indefinite; since 2011	Co-Portfolio Manager and Co-President of Westchester Capital Management, LLC, the Fund’s Adviser, since 2011. Co-Portfolio Manager of Westchester Capital Management, Inc., the Fund’s previous adviser, from 2007 to 2010. Senior Vice President in charge of the Special Situations and Mergers Group of D.E. Shaw & Co. from April 2005 to April 2006.	1	None
Roy Behren, 50 Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595	Co-President and Treasurer	One-year term; since 2011

Co-Portfolio Manager and Co-President of Westchester Capital Management, LLC, the Fund’s Adviser, since 2011. Co-Portfolio Manager of Westchester Capital Management, Inc., the Fund’s previous adviser, from 2007 until 2010.  Research analyst for Westchester Capital Management, Inc. from 1994 until 2010.  Chief Compliance Officer of the Fund and Westchester Capital Management, Inc. from 2004 to 2010.
				N/A	N/A

Bruce Rubin, 51 Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595	Vice President, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	One-year term; since 2010

Chief Operating Officer of Westchester Capital Management, LLC, the Fund’s Adviser, since 2011. Chief Operating Officer of Westchester Capital Management, Inc., the Fund’s previous adviser, from 2010 to 2010. Chief Operating Officer of Seneca Capital from 2005 to 2010.
				N/A	N/A

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Jane Perl, 62 Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595	Secretary	One-year term; since 2011	Director of Operations of Westchester Capital Management, LLC since 2011. Director of Operations of Westchester Capital Management, Inc., the Fund’s previous adviser, from 1988 to 2010.	N/A	N/A

*	The Fund Complex consists of the Fund and The Merger Fund.
**	Mr. Shannon is deemed to be an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) because of his affiliation with the Adviser and because he is an officer of the Fund.

SECTION 15(f) OF THE 1940 ACT

As described above under “Investment Adviser--Investment Adviser and Advisory Contract”, the closing of the Transaction resulted in the assignment, and automatic termination, of the previous advisory agreement between Westchester and the Fund.  Section 15(f) of the 1940 Act provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with an assignment of an advisory contract as long as two conditions are satisfied.

The first condition requires that no “unfair burden” be imposed on the Fund as a result of the Transaction, or as the result of any express or implied terms, conditions or understandings applicable to the Transaction.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the assignment whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company.  The second condition specifies that, during the three-year period immediately following consummation of the change of control transaction, at least 75% of the investment company’s board of directors or trustees must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser.  If either condition is not met, the safe harbor is not available.

Consistent with the first condition of Section 15(f), Westchester and the Adviser have agreed to refrain from imposing or seeking to impose, for a period of two years after the closing of the Transaction, any “unfair burden” on the Fund.

With respect to the second condition of Section 15(f), the Board currently satisfies such 75% requirement.  The members of the Board were elected by the Fund’s shareholders at a special meeting held on November 24, 2010.  The Adviser has agreed to use its reasonable best efforts to ensure continued satisfaction of the 75% requirement for the three-year period following the closing of the Transaction.

LEADERSHIP STRUCTURE AND THE BOARD OF TRUSTEES

The Board of Trustees currently is comprised of four Trustees, three of whom are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”).  Thus, 75% of the Board is presently independent.  Michael T. Shannon, Co-President of the Fund, acts as Chairman of the Board and is an “interested person” (as that term is defined in the 1940 Act) of the Fund.  The Chairman presides at all meetings of the Board.

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The Board has appointed Barry Hamerling, Chairman of the Fund’s Audit Committee, to serve as Lead Independent Trustee.  The Lead Independent Trustee, among other things, chairs executive sessions of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Fund’s other Independent Trustees and the Fund’s management, Chief Compliance Officer, service providers, auditors and counsel between Board meetings.  The Fund believes this structure allows all of the Independent Trustees to participate in the full range of the Board’s responsibilities with respect to its oversight of the Fund’s management.  The Board has determined that this leadership structure, including the role of the Lead Independent Trustee, is appropriate given the size and complexity of the Fund, the number of Trustees overseeing the Fund and the Board’s oversight responsibilities, as well as the Fund’s business activities and its use as an investment vehicle in connection with the Contracts.

The Board holds four regular meetings each year to consider and address matters involving the Fund.  The Board also may hold special meetings to address matters arising between regular meetings.  These meetings may take place in person or by telephone.  The Independent Trustees also meet each quarter and additionally on an as-needed basis in executive sessions outside the presence of management.  The Board has access to counsel for the Fund and independent legal counsel for the Independent Trustees for consultation concerning any issues that may occur during or between regularly scheduled Board meetings.  As discussed below, the Board has established an Audit Committee and a Nominating Committee to assist the Board in performing its oversight responsibilities.

The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of its shareholders.  The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such.

In determining that a particular Trustee is or continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.  Additional information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should continue to serve as a Trustee of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  Mr. Shannon has experience as a portfolio manager of the Fund and two other funds advised by the Adviser; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex, as director of a number of other funds and as Chairman of a closed-end fund; Mr. Logan has experience in the investment banking industry and as an executive of a number of organizations; and Mr. Hamerling has experience as an executive of the largest financial and tax counseling firm in the United States and as a director or trustee of a number of other fund boards.

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The disclosure herein of a Trustee’s experience, qualifications, attributes and skills does not impose on any such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.  The specific experience, qualifications, attributes or skills that led to the conclusion that each Trustee should serve as a Trustee of the Fund are as follows:

The Chairman of the Board, Michael T. Shannon, joined Westchester, the Fund’s previous investment adviser, in 1996.  After college, he worked in J.P. Morgan’s corporate finance, mergers & acquisitions and equity research departments.  After a brief period as Senior Vice President in charge of Mergers and Special Situations at D.E. Shaw & Co. from March 2005 to May 2006, he rejoined Westchester as co-portfolio manager.  Mr. Shannon, who holds a Chartered Financial Analyst certification, is a member of the New York Society of Security Analysts and the CFA Institute.  He received a B.S. in Finance from Boston College.

Michael J. Downey has been an Independent Trustee of the Fund since its inception and an Independent Trustee of The Merger Fund since 1995.  Currently a private investor, Mr. Downey has significant investment experience.  In 2003, Mr. Downey was appointed as an independent consultant to Bear Stearns, Inc., an investment banking and securities brokerage firm, and was responsible for the procurement of independent research according to a 2003 settlement agreement between the SEC, NASD (now FINRA), New York Stock Exchange, and ten of the largest United States investment firms to address issues of conflicts of interest within their businesses.  He was Managing Partner of Lexington Capital Investments, a private investment advisory firm., from 1997 to 2003, and has been a consultant and independent financial adviser since 1993.  From 1968 to 1993, Mr. Downey was employed at Prudential Securities, Inc., an investment firm, in various roles, most recently as chairman and CEO of Prudential Mutual Fund Management.  Mr. Downey currently is Chairman and Director of The Asia Pacific Fund, Inc. and a Director of AllianceBernstein core mutual fund group.  Formerly, Mr. Downey served as a director of Prospect Acquisition Corp. and a director of Value Asset Management LLC.  Mr. Downey received an M.B.A. from Syracuse University and a B.A. in economics from Le Moyne College.

James P. Logan, III has been an Independent Trustee of the Fund since its inception and an Independent Trustee of The Merger Fund since 1989.  Mr. Logan has been Chairman of J.P. Logan & Company, an executive search consulting firm, since 1979.  J.P. Logan & Company has been focused exclusively on the private equity business since 1980.  He has been involved with brining senior executives together with private equity capital to form new businesses.  In 1993 he was instrumental in forming Value Asset Management, a company formed to buy asset management companies.  Value Asset Management was financed by Onex Holdings, a Canadian and New York based private equity firm.  Mr. Logan supplied the CEO and two key directors for Value Asset Management, and was the finder for their first acquisition of an asset management company.  Mr. Logan spent 13 years in the investment banking business from 1960 to 1973 as Managing Director, Investment Banking and General Management, of White, Weld & Co. (which was purchased by Merrill Lynch & Co., Inc. in 1978).  Mr. Logan received a B.A. degree from Rutgers University.

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Barry Hamerling, Lead Independent Trustee and Chairman of the Audit Committee, has been an Independent Trustee of the Fund since 2007 and an Independent Trustee of The Merger Fund since 2007.  He has been Managing Partner of Premium Ice Cream of America and Let-US Creations (formerly Premium Salads of America) since 1999.  From 1970 to 1999, Mr. Hamerling commenced his career as a staff attorney and retired as President of The Ayco Company, L.P., the largest financial and tax counseling firm serving Corporate America in the United States which provides advice to senior executives of 200 of the Fortune 500 companies.  Mr. Hamerling is a Trustee of AXA Premier VIP Trust.  He also Chairman of the Ayco Charitable Foundation, a donor-advised fund.  He was formerly a Trustee and member of the audit and nominating committees of Granum Value Fund, a long-short equity fund, and a Trustee of Rutgers University.  Mr. Hamerling received a B.A. from Rutgers University and a J.D. from Rutgers Law School.

The Board annually performs a self-assessment on the current members, which includes a review of the composition of the Board and its committees, including diversity of trustees’ age, experience and skills; trustees’ service on other boards; committee structure; size of the Board and ratio of interested to independent trustees; size of the committees and ratio of interested to independent trustees; process for identifying and recruiting new trustees; qualifications for Board membership and determination of trustee independence.

RISK OVERSIGHT

Consistent with its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure that it has established.  The principal risks associated with the Fund’s merger-arbitrage investment strategy are that certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized, as well as risks related to investments in foreign securities and portfolio turnover.  Other risks to the Fund include those related to non-diversification, short sales, put and call options, borrowing and corporate debt obligations.  The Board, and particularly the Lead Independent Trustee, has substantial ongoing contacts with the Adviser to review its investment strategies, techniques, policies and procedures designed to manage these risks.  At each quarterly Board meeting, a portion of the report of the Adviser, which includes a review of the portfolio for the previous quarter, relates to any positions which may represent an undue risk to the Fund.

The Board requires the Adviser and the Chief Compliance Officer of the Fund and the Adviser to report to the full Board on a variety of matters at regular meetings of the Board, including matters relating to risk management.  The Audit Committee also receives regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters.  On a quarterly basis, the Board meets with the Fund’s Chief Compliance Officer to discuss issues related to Fund compliance.  On an annual basis, the Board receives a written report from the Chief Compliance Officer on the operation of the Fund’s policies and procedures and those of its service providers.  The report addresses the operation of the policies and procedures of the Fund and each service provider since the last report, any material changes to the policies and procedures since the last report, any recommendations for material changes to the policies and procedures as a result of the annual review and any material compliance matters since the date of the last report.  These annual reviews are conducted in conjunction with the Board’s risk oversight function and enable the Board to review and assess any material risks facing the Fund or its service providers.

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In addition, at regular Board meetings, and on an as needed basis, the Board receives and reviews reports from the Adviser and the Administrator related to the investments, performance and operations of the Fund, as well as reports on the valuation of certain investments.  The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.  The Lead Independent Trustee periodically meets with representatives of the Fund’s service providers, including the Adviser, Administrator, Transfer Agent, Custodian and independent registered public accounting firm, to review and discuss the activities of the Fund and to provide direction with respect thereto.

BOARD COMMITTEES

The Board of Trustees has two standing committees as described below:

1.
Audit Committee.  The Audit Committee is responsible for:  (a) overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) overseeing the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and (c) acting as a liaison between the Fund’s independent auditors and the full Board of Trustees.  The Audit Committee meets at least once annually.  The Audit Committee held two meetings in the last fiscal year.  All of the non-interested Trustees— Michael J. Downey, James P. Logan, III and Barry Hamerling—comprise the Audit Committee.

2.
Nominating Committee.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary.  The Nominating Committee will consider, among other sources, nominees recommended by shareholders.  Shareholders may submit recommendations by mailing the candidate’s name and qualifications to the attention of the President.  The Nominating Committee did not meet in the last fiscal year.  All of the non-interested Trustees—Michael J. Downey, James P. Logan, III and Barry Hamerling —comprise the Nominating Committee.

In the event that market quotations are not readily available or such quotations are believed to be unrepresentative of fair market value, fair value is determined in good faith by the Adviser acting pursuant to the direction of the Board of Trustees.  The Adviser monitors and reviews pricing procedures and makes determinations of fair value when such procedures call for judgment and analysis.  The method of pricing each type of security is described in such procedures along with any alternate methods that may be applicable in particular circumstances.  The Adviser includes any fair-value pricing of securities in a written report to the Board of Trustees for their consideration and approval on a quarterly basis.

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COMPENSATION

Management considers Messrs. Downey, Logan and Hamerling to be non-interested Trustees.  The fees of the non-interested Trustees ($500 per meeting attended), in addition to their out-of-pocket expenses in connection with attendance at Trustees’ meetings, are paid by the Fund.  For the year ended December 31, 2010, the Fund paid the following in Trustees’ fees:

COMPENSATION TABLE
Name of Trustee	Aggregate Compensation from Fund*	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Fund and Fund Complex** Paid to Trustees***

Michael T. Shannon	$0	0	0	$0
Michael J. Downey	$[ ]	0	0	$[ ]
James P. Logan, III	$[ ]	0	0	$[ ]
Barry Hamerling	$[ ]	0	0	$[ ]
*
In connection with the Board’s consideration of the proposed advisory agreement with the Adviser, Westchester reimbursed the Fund $500 for each Independent Trustee’s fees, which are not included in the Aggregate Compensation from the Fund.

**	The Fund Complex consists of the Fund and The Merger Fund.
***
A deferred compensation plan for the benefit of the Trustees has been adopted by The Merger Fund.  Under the deferred compensation plan, each participating Trustee may elect in advance to defer cash compensation to be earned by the participant during the plan year.  A participant may elect to receive payments in the form of a lump sum cash payment or in the form of an annual installment payout made over a specified period of two to ten years, with such payment to be made or begin on a specified date or upon a participant’s separation of service as a member of the Board.  Each participant’s deferred fees will be invested in shares of The Merger Fund.  As of December 31, 2010, Mr. Hamerling accrued $[  ] as deferred compensation from The Merger Fund.

BOARD INTEREST IN THE FUND

As of December 31, 2010, the Trustees and officers of the Fund did not own any of the outstanding shares of the Fund.

Trustee Equity Ownership as of December 31, 2010
Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Michael T. Shannon	over $100,000(2)	over $100,000
Michael J. Downey	None	$10,001-$50,000
James P. Logan, III(3)	None	over $100,000

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Barry Hamerling	None	over $100,000

(1)	Includes shares of The Merger Fund.
(2)
Mr. Shannon beneficially owns over $100,000 in the Fund by virtue of being a principal of a limited liability company that has a 49.50% participation percentage in the Adviser and sharing investment control over the Fund’s portfolio.

(3)	Mr. Logan disclaims beneficial ownership of his wife’s shares.

CODES OF ETHICS

The Fund’s Trustees and officers and the employees of the Adviser are permitted to engage in personal securities transactions subject to the restrictions and procedures contained in the Fund and the Adviser’s Codes of Ethics, which have been approved by the Board of Trustees in accordance with standards set forth under the 1940 Act.  The Fund and the Adviser’s Codes of Ethics are filed as exhibits to the Fund’s Registration Statement and are available to the public.

PROXY AND CORPORATE ACTION VOTING POLICIES AND PROCEDURES

The Fund has adopted Proxy and Corporate Action Voting Policies and Procedures that govern the voting of proxies for securities held by the Fund.  The Adviser has full authority to vote proxies or act with respect to other shareholder actions on behalf of the Fund and The Merger Fund.  The Adviser’s primary consideration in voting proxies is the best interest of each Fund.  The proxy-voting procedures address the resolution of potential conflicts of interest and circumstances under which the Adviser will limit its role in voting proxies.  Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by following the policy guidelines.  The proxy-voting guidelines describe the Adviser’s general position on proposals.  The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment.  Routine proposals that do not change the structure, bylaws or operations of the corporation to the detriment of the shareholders will normally be approved.  The Adviser will review certain issues on a case-by-case basis based on the financial interest of the Fund.  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, if the Adviser has knowledge that an event will occur having a material effect on the Fund's investment in a loaned security, the loan will be called in time to vote the proxy or the Adviser will enter into an arrangement which ensures that the proxies for such material events may be voted as the Fund desires.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s Transfer Agent toll free at (800) 343-8959 and on the SEC’s website at www.sec.gov.

THE ADMINISTRATOR

The Fund has entered into Fund Accounting and Fund Administration Servicing Agreements with U.S. Bancorp Fund Services, LLC (“Administrator”), a Wisconsin limited liability company, whose address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

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The Administrator performs the following services, among others, for the Fund: (1) acts as liaison among all Fund service providers; (2) supplies corporate secretarial services, office facilities, non-investment-related statistical and research data as needed, and assistance in preparing for, attending and administering shareholder meetings; (3) provides services to the Board such as establishing meeting agendas for all regular and special Board meetings, preparing Board reports based on financial and administrative data, evaluating independent accountants, monitoring fidelity bond and errors and omissions/director and officer liability coverage, recommending dividend declarations and capital gain distributions to the Board, preparing and distributing to appropriate parties notices announcing declarations of dividends and other distributions; (4) provides assistance and support in connection with audits; (5) prepares and updates documents, such as the Fund’s Declaration of Trust and by-laws, provides assistance in connection with routine regulatory examinations or investigations, coordinates all communications and data collection with regard to any regulatory examinations and yearly audits by independent accountants, maintains a general corporate and compliance calendar for the Fund, prepares, proposes and monitors the Fund budget, and develops or assists in developing guidelines and procedures to improve overall compliance by the Fund and its various agents; (6) monitors compliance of the Fund with regulatory requirements; (7) assists in the preparation of and, after approval by the Fund, arranges for the filing of such registration statements and other documents with the Securities and Exchange Commission and other federal and state regulatory authorities as may be required by applicable law; (8) provides assistance in financial reporting matters; and (9) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement.  The Administrator also provides certain accounting and pricing services for the Fund.  The Administrator’s minimum annual fee charged to the Fund for administration services is $40,000.  The Administrator’s minimum annual fee charged to the Fund for accounting services is $25,000.  For the year ended December 31, 2010, the Fund paid the Administrator a fee of $[  ] for fund administration services and $[  ] for fund accounting services.

THE TRANSFER AGENT

The Fund has entered into a Transfer Agent Agreement with U.S. Bancorp Fund Services LLC (“U.S. Bancorp”), whose address is 615 East Michigan Street, Milwaukee, WI 53202, to serve as transfer agent for the Fund.  The transfer agent services provided by U.S. Bancorp include: performing customary transfer agent functions; making dividend and distribution payments; administering shareholder accounts in connection with the issuance, transfer and redemption of the Fund’s shares; performing related record keeping services; answering shareholders’ correspondence; mailing reports, proxy statements, confirmations and other communications to shareholders; and filing tax information returns.  U.S. Bancorp’s minimum annual transfer agent fee is $15,000.  For the year ended December 31, 2010, U.S. Bancorp received a transfer agent fee of $15,000.

CUSTODIAN

U.S. Bank, N.A. (“U.S. Bank”), Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, acts as the Fund’s custodian.  The custody services performed by U.S. Bank include maintaining custody of the Fund’s assets, record keeping, processing of portfolio securities transactions, collection of income, special services relating to put and call options and making cash disbursements.  U.S. Bank takes no part in determining the investment policies of the Fund or in deciding which securities are purchased or sold by the Fund.  The Fund pays to U.S. Bank a custodian fee, payable monthly, at the annual rate of .03% of the total value of the Fund’s net assets, plus a fee for each transaction with respect to the Fund’s portfolio securities, which fee varies depending on the nature of the transaction.  For the year ended December 31, 2010, U.S. Bank received a custodian fee of $[  ].

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PORTFOLIO MANAGERS

The following table shows information regarding other accounts managed by each portfolio manager as of December 31, 2010.

Name of Portfolio Manager	Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Roy Behren	Registered Investment Companies	2	$3,996,888,533	0	$0
	Other Pooled Investment Vehicles	1	$78,823,212	1	$78,823,212
	Other Accounts	0	$0	0	$0
Michael T. Shannon	Registered Investment Companies	2	$3,996,888,533	0	$0
	Other Pooled Investment Vehicles	1	$78,823,212	1	$78,823,212
	Other Accounts	0	$0	0	$0

Mr. Behren and Mr. Shannon are compensated by the Adviser.

Each of Messrs. Behren and Shannon receive compensation in the form of salary and bonus.  In addition, each of Messrs. Behren and Shannon has entered into a services agreement with the Adviser under which he receives distributions in his capacity as a principal of a limited liability company that is a member of the Adviser.  Their compensation is not linked by formula to the absolute or relative performance of the Fund, the Fund’s net assets or to any other specific benchmark.  Because each of Messrs. Behren and Shannon is a principal of a limited liability company that is a member of the Adviser, their bonus compensation is determined in large part by the Adviser’s overall profitability, an important component of which is the level of fee income earned by the Adviser.  Pursuant to investment advisory agreements between the Adviser and the Fund and between the Adviser and The Merger Fund, the Adviser is paid a fixed percentage of the net assets of each fund and, therefore, its fee income will vary as those assets increase or decrease due to investment performance and subscription and redemption activity.  The term of each services agreement is for at least four years.

Messrs. Behren and Shannon also receive compensation from their interests in an affiliated non-registered investment adviser which manages an investment trust and, from time to time, other non-registered investment accounts that engage in merger arbitrage.  For its services, the affiliated adviser receives both a management fee and a percentage of the profits, if any, generated by such accounts.

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The fact that Messrs. Behren and Shannon serve both as portfolio managers of the Fund and The Merger Fund and as portfolio managers of non-registered investment accounts creates the potential for a conflict of interest, since receipt of a portion of any profits realized by the non-registered accounts could, in theory, create an incentive to favor such accounts.  However, the Adviser does not believe that Mr. Behren’s and Mr. Shannon’s overlapping responsibilities or the various elements of their compensation present any material conflict of interest, for the following reasons: (i) the Fund, The Merger Fund and the non-registered investment accounts all engage in merger arbitrage and are managed in a similar fashion; (ii) the Adviser follows strict and detailed written allocation procedures designed to allocate securities purchases and sales among the Fund, The Merger Fund and the non-registered investment accounts in a fair and equitable manner; and (iii) all allocations and fair-value pricing reports are subject to review by the Adviser’s Chief Compliance Officer and subject to additional oversight by a senior officer of the Adviser.

As of December 31, 2010, Mr. Behren beneficially owned over $100,000 in the Fund by virtue of being a principal of a limited liability company that has a 49.50% participation percentage in the Adviser and sharing investment control over the Fund’s portfolio.  As of December 31, 2010, Mr. Shannon beneficially owned over $100,000 in the Fund by virtue of being a principal of a limited liability company that has a 49.50% participation percentage in the Adviser and sharing investment control over the Fund’s portfolio.

ALLOCATION OF PORTFOLIO BROKERAGE

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Fund are made by the Adviser.  The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to broker-dealers who may, but need not, provide research or other services to the Fund or the Adviser for the Fund’s use.  Such services may include litigation analysis and consultants’ reports on regulatory and other matters.  Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker-dealer to execute any given transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size and complexity of the order; the broker-dealer’s order flow in the security to be traded; the broker-dealer’s willingness to commit capital to facilitate the transaction; the Adviser’s soft-dollar arrangements for third-party research; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis.  Broker-dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker-dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.

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In allocating portfolio brokerage, the Adviser may select broker-dealers who also provide brokerage, research and other services to other accounts over which the Adviser or its affiliate exercises investment discretion.  Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.  The Adviser is unable to quantify the amount of commissions set forth below which were paid as a result of such services because a substantial number of transactions were effected through broker-dealers which provide such services but which were selected principally because of their execution capabilities.  When the Fund and the other accounts over which the Adviser or its affiliate exercises investment discretion are engaged in the simultaneous purchase or sale of the same securities, the Adviser may aggregate its orders.  Shares are allocated among the various accounts pro rata or in some other equitable manner consistent with the investment objectives and risk profile of each account.

For the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008, the Fund paid brokerage commissions of approximately $[  ], $53,406 and $65,711, respectively.  For the fiscal year ended December 31, 2010, the Fund paid brokerage commissions of $[  ] to one broker-dealer with respect to research services provided by third parties, an amount equal to approximately [  ]% of the brokerage commissions paid by the Fund during the period.

PORTFOLIO TURNOVER

The portfolio turnover rate may be defined as the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio, excluding from both the numerator and the denominator (1) securities with maturities at the time of acquisition of one year or less and (2) securities sold short.  For the year ended December 31, 2010, the Fund’s annual portfolio turnover rate was [  ]%.  The Fund invests portions of its assets to seek short-term capital appreciation. The Fund’s investment objective and corresponding investment policies can be expected to cause the portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Merger-arbitrage investments are characterized by a high turnover rate because, in general, a relatively short period of time elapses between the announcement of a reorganization and its completion or termination.  The majority of mergers and acquisitions are consummated in less than six months, while tender offers are normally completed in less than two months.  Liquidations and certain other types of corporate reorganizations usually require more than six months to complete.  The Fund will generally benefit from the timely completion of the proposed reorganizations in which it has invested, and a correspondingly high portfolio turnover rate would be consistent with, although it would not necessarily ensure, the achievement of the Fund’s investment objective.  Short-term trading involves increased brokerage commissions, which expense is ultimately borne by the shareholders.

Fund management believes that the fiscal 2010 portfolio turnover rate of [  ]% is within the range to be expected for a merger-arbitrage fund, and anticipates that the 2011 rate will be within the same range.

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NET ASSET VALUE

The net asset value per share of the Fund will be determined on each day when the New York Stock Exchange (“NYSE”) is open for business and will be computed by taking the aggregate market value of all assets of the Fund less its liabilities, and dividing by the total number of shares outstanding. Each determination will be made (i) by valuing portfolio securities, including open short positions, which are traded on the NYSE and American Stock Exchange at the last reported sales price on that exchange; (ii) by valuing portfolio securities, including open short positions, which are traded on the Nasdaq Global Market at the Nasdaq Official Closing Price; (iii) by valuing put and call options which are traded on the Chicago Board Options Exchange or any other domestic exchange at the last sale price on such exchange; (iv) by valuing listed securities and put and call options for which no sale was reported on a particular day and securities traded on the over-the-counter market at the mean between the last bid and asked prices; and (v) by valuing any securities or other assets for which market quotations are not readily available at fair value in good faith and under the supervision of the Trustees, although the actual calculation may be done by others.  The Adviser may, subject to the supervision of the Board of Trustees, value securities, including options, at prices other than last-sale prices when such last-sale prices are believed unrepresentative of fair market value as determined in good faith. The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.  In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Net asset value for purposes of pricing purchase and redemption orders is determined as of the close of regular trading hours on the NYSE, normally, 4:00 p.m. Eastern time, on each day the NYSE is open for trading and the Federal Reserve Bank’s Fedline System is open.  Currently, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

DISTRIBUTION, PURCHASE AND REDEMPTION OF SHARES

(See “DISTRIBUTION, PURCHASE AND REDEMPTION PRICE” in the Fund’s Prospectus)

Currently, shares of the Fund are not sold to the general public.  Purchase and redemption orders are placed only by participating insurance companies.  The purchase or redemption price of shares is based on the next calculation of net asset value after an order is accepted in good form.  The Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund.

PERFORMANCE INFORMATION

 Average Annual Total Return.

Average annual total return quotations which are used in the Fund’s prospectus are calculated according to the following formula:

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P(1+T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	average annual total return
	n	=	number of years
	ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in the prospectus will be based on rolling calendar quarters.  Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

The calculation assumes an initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The Fund may also calculate total return on a cumulative basis, which reflects the cumulative percentage change in value over the measuring period. The formula for calculating cumulative total return can be expressed as follows:

Cumulative Total Return = [(ERV) - 1]
                                                        P
Other Information.

The Fund’s performance data quoted in the prospectus represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount.

 Comparison of Fund Performance.

The performance of the Fund may be compared to data prepared by Lipper, Inc., Morningstar, Inc. or other independent services which monitor the performance of investment companies, and may be quoted in advertising in terms of its ranking in each applicable universe. In addition, the Fund may use performance data reported in financial and industry publications, including Barron’s, Business Week, Forbes, Fortune, Investor’s Business Daily, IBC/Donoghue’s Money Fund Report, Money Magazine, The Wall Street Journal and USA Today.

The Fund may from time to time use the following unmanaged index for performance comparison purposes:

S&P 500 Index -- the S&P 500 Index (the “Index”) is an index of 500 stocks designed to mirror the overall equity market’s industry weighting. Most, but not all, large-capitalization stocks are in the Index.  There are also some small-capitalization names in the Index.  The Index is maintained by Standard & Poor’s Corporation.  It is market capitalization weighted.  There are always 500 issuers in the Index.  Changes are made by Standard & Poor’s as needed.

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TAX STATUS

The following is a summary of certain United States federal income and excise tax considerations generally affecting the Fund and its United States shareholders.  Reference should be made to the prospectus for the applicable Contract for more information regarding the federal income tax consequences to an owner of a Contract.  This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), United States Treasury regulations thereunder and administrative and judicial interpretations thereof, all as of the date hereof and all of which are subject to change, possibly on a retroactive basis.

The Fund has qualified and elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends to continue to so qualify, which qualification requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders.  As a RIC, the Fund will generally not be subject to federal income tax on its net investment income and net realized capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.  In addition, the Fund does not expect to be subject to the 4% federal excise tax normally imposed on RICs with undistributed income.  Each year, the Fund expects to distribute substantially all of its net investment income (including cash dividends and interest paid on the portfolio’s investments less estimated expenses) and all net realized short-term and long-term capital gains, if any, earned during the year.  The Fund reinvests all income and capital gains distributions in the form of additional shares at net asset value.  The value of the Fund’s shares is based on the amount of its net assets, including any undistributed net income and capital gains.  Any distribution of income or capital gains results in a decrease in the value of the Fund’s shares equal to the amount of the distribution.  Additionally, the Fund intends to comply with the diversification requirements under Section 817(h) of the Code related to the tax-deferred status of insurance company separate accounts.  The Fund’s failure to comply with these diversification requirements may result in net income and realized capital gains that the Fund distributes being currently taxable to owners of Contracts.

If the Fund fails to qualify as a RIC for any taxable year, (a) its taxable income, including net capital gain, will be taxed at regular corporate income tax rates (up to 35%) and it will not receive a deduction for distributions to its shareholders, (b) the shareholders would treat all those distributions, including distributions of net capital gain, as taxable dividends to the extent of the Fund’s current and accumulated earnings and profits and (c) most importantly, each insurance company separate account invested therein would fail to satisfy the diversification requirements of Section 817(h) of the Code, with the result that the Contracts supported by that account would no longer be eligible for tax deferral.  See the applicable Contract prospectus for more information.

The only shareholders of the Fund will be the Contracts.  For more information concerning the federal income tax consequences to an owner of a Contract, see the separate prospectus for such Contract.

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The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders.  No attempt is made to present a complete explanation of the federal income tax treatment of the Fund’s activities or to discuss state, local, foreign or other tax matters affecting the Fund.  Shareholders are urged to consult their own tax advisors for more detailed information concerning tax implications of investments in the Fund.

ORGANIZATION AND CAPITALIZATION

 General.

The Fund, an open-end management investment company, was organized as a Delaware statutory trust on November 22, 2002.  The Fund currently offers one series of shares to investors, The Merger Fund VL.  The Fund is non-diversified and has its own investment objective and policies.  The Fund may start another series and offer shares of a new fund under the Fund at any time.

Shares of the Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by the Fund except in matters where a separate vote is required by the 1940 Act or, when the matter affects only the interest of a particular Fund.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The Fund does not normally hold annual meetings of shareholders.  The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Fund’s outstanding shares.  The Fund will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares of the Fund so long as the proportionate beneficial interests in the assets belonging to the Fund and the rights of shares of any other fund are in no way affected.  In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund.  Expenses attributable to the Fund are borne by the Fund.  Any general expenses of the Fund not readily identifiable as belonging to the Fund are allocated by or under the direction of the Trustees in such manner as the Trustees allocate such expenses on the basis of relative net assets or number of shareholders.  No shareholder is liable to further calls or to assessment by the Fund without his or her express consent.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.  In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

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 Control Persons and Principal Holders.

Control persons are persons deemed to control the Fund because they own beneficially over 25% of the outstanding equity securities.  Principal holders are persons that own beneficially 5% or more of the Fund’s outstanding equity securities.  As of March 31, 2011, MetLife Life and Annuity Company of Connecticut, P.O. Box  990027, Hartford, Connecticut 06199, owned [  ]% of the Fund, Hartford Life Insurance Company, Unit Operations, P.O. Box 2999, Hartford, Connecticut  06104-2999, owned [  ]% of the Fund and Jefferson National Life Insurance Company, 9920 Corporate Campus Drive, Suite 1000, Louisville, Kentucky  40223-4051 owned [  ]% of the Fund.

The Fund was originally established exclusively for the purpose of providing an investment vehicle for insurance-company separate accounts in connection with variable annuity contracts or variable life insurance policies issued by Metropolitan Life Insurance Company of Connecticut (formerly known as The Travelers Insurance Company) or MetLife Life and Annuity Company of Connecticut (formerly known as The Travelers Life and Annuity Company).  However, under an order granted by the SEC on March 8, 2004, the Fund is permitted to engage in “mixed and shared funding” (the “Mixed and Shared Funding Order”).  This allows the Fund to sell shares to separate accounts funding Contracts and certain other permitted parties.  The Fund intends to engage in mixed and shared funding arrangements in the future and in doing so must comply with conditions of the Mixed and Shared Funding Order that are designed to protect investors.  Due to the differences in tax treatment and other considerations, the interests of the various Contract owners may conflict.  The Fund’s Board of Trustees will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict.  Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.  Because of current federal securities law requirements, the Fund expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected [_____], as its independent registered public accounting firm.

COUNSEL

The firm of Fulbright & Jaworski L.L.P. is counsel to the Fund.

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FINANCIAL STATEMENTS

The statement of assets and liabilities, including the schedules of investments, of securities sold short and of options written, as of December 31, 2010, the related statement of operations for the year ended December 31, 2010, statement of cash flows for the year ended December 31, 2010, statements of changes in net assets for the years ended December 31, 2010 and December 31, 2009, financial highlights, and notes to the financial statements and the report of the independent registered public accounting firm to the Trustees and shareholders of the Fund, dated February [  ], 2011 (included in the Fund’s Annual Report) are incorporated herein by reference.  A copy of the Fund’s Annual Report may be obtained, without charge, by contacting the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling (800) 343-8959.

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THE MERGER FUND VL
PART C

OTHER INFORMATION

Item 28.  Exhibits.

(a)	Incorporation Documents

(i)	Certificate of Trust (1)

(ii)	Agreement and Declaration of Trust (1)

(b)	Bylaws (1)

(c)	Instruments Defining Rights of Security Holders — Incorporated by reference to the Agreement and Declaration of Trust.

(d)	Investment Advisory Agreement – To be filed by amendment.

(e)	Underwriting Agreement — Not applicable.

(f)	Bonus or Profit Sharing Contracts — Not applicable.

(g)	Custody Agreement (2)

(h)	Other Material Contracts

(i)	Fund Administration Servicing Agreement (2)

(ii)	First Amendment to Fund Administration Servicing Agreement – To be filed by amendment.

(iii)	Transfer Agent Servicing Agreement (2)

(iv)	Fund Accounting Servicing Agreement (6)

(v)	First Amendment to the Fund Accounting Servicing Agreement – To be filed by amendment.

(vi)	Power of Attorney (2)

(vii)	Expense Wavier and Reimbursement Agreement – To be filed by amendment.

(viii)	Participation Agreement with Travelers Insurance Company (now known as Metropolitan Life Insurance Company of Connecticut) (4)

(ix)	Services Agreement with Ayco Services Agency, L.P. (3)

(x)	Participation Agreement with Hartford Life Insurance Company (5)

(xi)
Administrative Service Agreement, by and among the Fund, Westchester Capital Management, Inc., The Travelers Insurance Company (now known as Metropolitan Life Insurance Company of Connecticut) and The Travelers Life and Annuity Company (now known as MetLife Life and Annuity Company of Connecticut) (7)

(xii)	Administrative Service Agreement, as amended, by and among the Fund, Westchester Capital Management, Inc. and Harford Life Insurance Company (7)

(xiii)	Participation Agreement with Jefferson National Life Insurance Company(8).

(xiv)	Administrative Service Agreement, by and among the Fund, Westchester Capital Management, Inc. and Jefferson National Life Insurance Company(8).

(xv)	Participation Agreement with AGL Life Assurance Company – To be filed by amendment.

(xvi)	Participation Agreement with New York Life Insurance and Annuity Corporation – To be filed by amendment.

(xvii)	Administrative Services Agreement, by and among the Fund, Westchester Capital Management, LLC and New York Life Insurance and Annuity Corporation – To be filed by amendment.

(i)	Opinion and Consent of Counsel — To be filed by amendment.

(j)	Consent of Independent Registered Public Accounting Firm — To be filed by amendment.

(k)	Omitted Financial Statements — Not applicable.

(l)	Agreement Relating to Initial Capital (2)

(m)	Rule 12b-1 Plan — Not applicable.

(n)	Rule 18f-3 Plan — Not applicable.

(o)	Reserved.

(p)	Codes of Ethics

(i)	Joint Code of Ethics of the Fund and The Merger Fund — To be filed by amendment.

(ii)	Code of Ethics of Westchester Capital Management, LLC — To be filed by amendment.

(1)	Previously filed with Registrant’s Registration Statement on Form N-1A with the Securities and Exchange Commission on January 10, 2003 and is incorporated by reference.

(2)	Previously filed with Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on July 23, 2003.

(3)	Previously filed with Post-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 22, 2004

(4)	Previously filed with Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 9, 2003.

(5)	Previously filed with Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 23, 2005.

(6)	Previously filed with Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 25, 2006.

(7)	Previously filed with Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 18, 2007.

(8)	Previously filed with Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on April 20, 2010.

Item 29.  Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification.

Reference is made to Article VII of the Registrant’s Agreement and Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.  Business and Other Connections of the Investment Adviser.

Westchester Capital Management, LLC serves as the investment adviser for the Registrant.  The business and other connections of Westchester Capital Management, LLC and its managers and officers are set forth in the Uniform Application for Investment Adviser Registration (“Form ADV”) of Westchester Capital Management, LLC filed with the Securities and Exchange Commission.

Item 32.  Principal Underwriter.

Not applicable.

Item 33.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Registrant’s Investment Adviser	Westchester Capital Management, LLC 100 Summit Lake Drive Valhalla, NY 10595

Registrant’s Custodian	U.S. Bank, N.A. 1555 North RiverCenter Drive, Suite 302 Milwaukee, WI 53212

Item 34.  Management Services Not Discussed in Parts A or B.

Not applicable.

Item 35.  Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the County of Westchester and State of New York, on the 15th day of February, 2011.

THE MERGER FUND VL

By   /s/ Roy Behren
Roy Behren
Co-President

By   /s/ Michael T. Shannon
Michael T. Shannon
Co-President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on February 15, 2011 by the following persons in the capacities indicated.

Signature	Title
/s/ Michael T. Shannon Michael T. Shannon	Co-President & Trustee
/s/ Roy Behren Roy Behren	Co-President & Treasurer
/s/ James P. Logan, III James P. Logan, III	Trustee
/s/ Michael J. Downey Michael J. Downey	Trustee
/s/ Barry Hamerling Barry Hamerling	Trustee